                            NOTICE OF GUARANTEED DELIVERY
                                   WITH RESPECT TO
                                 ANVIL HOLDINGS, INC.
                   13% SENIOR EXCHANGEABLE PREFERRED STOCK DUE 2009

    This form must be used by a holder of 13% Senior Exchangeable Preferred Stock due 2009 (the "Old Senior Preferred Stock") of Anvil Holdings, Inc. (the "Company"), who wishes to tender Old Senior Preferred Stock to the Exchange Agent pursuant to the guaranteed delivery procedures described in the "The Preferred Exchange Offer--Guaranteed Delivery Procedures" of the Prospectus, dated ________, 1997 (the "Prospectus"), and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Old Senior Preferred Stock pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Preferred Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

THE PREFERRED EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
      ON_________ 1997, UNLESS EXTENDED (THE "EXPIRATION DATE").

                   TO:  UNITED STATES TRUST COMPANY OF NEW YORK
                                (THE "EXCHANGE AGENT")

                           BY REGISTERED OR CERTIFIED MAIL:
                       United States Trust Company of New York
                                  843 Cooper Station
                              New York, New York  10276
                          Attn:  Corporate Trust Operations

                  BY OVERNIGHT COURIER AND BY HAND AFTER 4:30 P.M.:
                       United States Trust Company of New York
                              770 Broadway - 13th Floor
                              New York, New York  10003
                           Attn: Corporate Trust Operations

                              BY HAND BEFORE 4:30 P.M.:
                       United States Trust Company of New York
                                     111 Broadway
                              New York, New York  10006
                       Attn: Lower Level Corporate Trust Window

                            BY FACSIMILE:  (212) 420-6152
                          Attn: Corporate Trust Operations
                        Confirm by telephone:  (800) 548-6565

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.




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LADIES AND GENTLEMEN:

    The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the liquidation preference of Old Senior Preferred Stock set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

    The undersigned hereby tenders the Old Senior Preferred Stock listed below:

___________________________________________________________________________________________________________
CERTIFICATE NUMBER(S) (IF KNOWN) OF OLD SENIOR PREFERRED   AGGREGATE LIQUIDATION      AGGREGATE LIQUIDATION
STOCK OR ACCOUNT NUMBER AT THE BOOK-ENTRY FACILITY         PREFERENCE REPRESENTED      PREFERENCE TENDERED
___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________


___________________________________________________________________________________________________________
                               PLEASE SIGN AND COMPLETE
___________________________________________________________________________________________________________

Signatures of Registered Holder(s) or        Date:________________, 1997

Authorized Signatory:                        Address:______________________________________________________

_________________________________________    ______________________________________________________________

_________________________________________    Area Code and Telephone No.:__________________________________

Name of Registered Holder(s): ___________

_________________________________________

_________________________________________

___________________________________________________________________________________________________________


     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Old Senior Preferred Stock or on a security position listing as the owner of Old Senior
Preferred Stock, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                         Please print name(s) and address(es)

Name(s):___________________________________________________________________________________________________

Capacity:__________________________________________________________________________________________________

Address(es):_______________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

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_______________________________________________________________________________
                                   GUARANTEE
                   (Not to be used for signature guarantee)

    The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Senior Preferred Stock tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Senior Preferred Stock into the Exchange Agent's account at Book-Entry Transfer Facility described in the Prospectus under the caption "The Preferred Exchange Offer--Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date.

Name of Firm:________________________   ______________________________________

Address: ____________________________              Authorized Signature

_____________________________________  Name:__________________________________

Area Code and Telephone No.:_________  Title:_________________________________

                                       Date:____________________________, 1997

_______________________________________________________________________________
DO NOT SEND SENIOR PREFERRED STOCK WITH THIS FORM. ACTUAL SURRENDER OF SENIOR PREFERRED STOCK MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.
_______________________________________________________________________________

                    INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

    1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

    2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Senior Preferred Stock referred to herein, the signature must correspond with the name(s) written on the face of the Old Senior Preferred Stock without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Senior Preferred Stock, the signature must correspond with the name shown on the security position listing as the owner of the Old Senior Preferred Stock.

    If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Senior Preferred Stock listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Old Senior Preferred Stock or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

    If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

    3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Preferred Exchange Offer.